UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2007

HOLOGIC, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Street, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE: This Amendment (the “Amendment”) amends the Current Report on Form 8-K of Hologic, Inc., a Delaware corporation (the “Company”) originally filed on October 22, 2007 (the “Original Filing”). The Company has filed this Amendment to include corrected copies of Exhibits 3.2 and 10.1 referenced in the Original Filing.

The Second Amended and Restated Bylaws of the Company filed as Exhibit 3.2 to the Original Filing did not, due to a clerical error, reflect an amendment to Section 1.6 of the bylaws, which amendment was approved by the board of directors on June 20, 2007. The amended Section 1.6 provides for the submission of proxies by means of electronic transmission.

The Credit and Guaranty Agreement dated as of October 22, 2007 among the Company and its domestic subsidiaries, excluding the subsidiaries which are Massachusetts securities corporations, with Goldman Sachs Credit Partners L.P. and Banc of America Securities LLC, as Joint Lead Arrangers; Bank of America, N.A., as Syndication Agent; Goldman Sachs Credit Partners L.P., as Administrative Agent and Collateral Agent; and Citicorp North America, Inc., JPMorgan Chase Bank, N.A., RBS Citizens, National Association and Fifth Third Bank, an Ohio Corporation, as Co-Documentation Agents, and each lender from time to time party thereto filed as Exhibit 10.1 to the Original Filing did not, due to a clerical error, reflect the correct definition of “Revolving Commitment Termination Date” in Section 1.1.

Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the complete and correct copies of Exhibits 3.2 and 10.1 are included herewith. The remainder of the Original Filing is unchanged and is not reproduced in this Amendment.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION

3.1(2)	Certificate of Amendment to Certificate of Incorporation of Hologic.

3.2(1)	Second Amended and Restated Bylaws of Hologic.

4.1(2)	Indenture dated March 22, 2004 by and between Cytyc and U.S. Bank Trust National Association, as trustee thereunder.

4.2(2)	First Supplemental Indenture dated October 22, 2007 by and among Cytyc, Hologic and U.S. Bank Trust National Association, as trustee thereunder.

10.1(1)	Credit and Guaranty Agreement dated as of October 22, 2007 among Hologic and its domestic subsidiaries, excluding the subsidiaries which are Massachusetts securities corporations, with Goldman Sachs Credit Partners L.P. and Banc of America Securities LLC, as Joint Lead Arrangers; Bank of America, N.A., as Syndication Agent; Goldman Sachs Credit Partners L.P., as Administrative Agent and Collateral Agent; and Citicorp North America, Inc., JPMorgan Chase Bank, N.A., RBS Citizens, National Association and Fifth Third Bank, an Ohio Corporation, as Co-Documentation Agents, and each lender from time to time party thereto.

10.2(2)	Pledge and Security Agreement among Hologic, Goldman Sachs Credit Partners L.P., as Collateral Agent thereunder and the other parties therein named dated as of October 22, 2007.

10.3(2)	Open End Mortgage Deed, Security Agreement, Assignment of Rents and Leases and Fixture Filing for 36 Apple Ridge Road, Danbury, Connecticut dated as of October 22, 2007.

EXHIBIT NO.	DESCRIPTION

10.4(2)	Open End Mortgage Deed, Security Agreement, Assignment of Rents and Leases and Fixture Filing for 37 Apple Ridge Road, Danbury, Connecticut dated as of October 22, 2007.

10.5(2)	Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing for 35 Crosby Drive, Bedford, Massachusetts dated as of October 22, 2007.

10.6(2)	Office Lease dated December 31, 2003 between Cytyc Corporation and Marlborough Campus Limited Partnership.

10.7(2)	Lease Guaranty dated October 22, 2007 between Bel Marlborough I LLC and Hologic, as guarantor thereunder.

10.8(2)	Form of Indemnification Agreement for Directors and Certain Officers of Hologic.

10.9(2)	Form of Restricted Stock Agreement.

10.10(2)	Second Retention Agreement with Robert A. Cascella dated as of October 22, 2007.

10.11(2)	Amended and Restated Retention and Severance Agreement with Patrick J. Sullivan dated as of August 17, 2007 and effective on October 22, 2007.

10.12(2)	Amended and Restated Change of Control Agreement with Patrick J. Sullivan dated as of August 17, 2007 and effective on October 22, 2007.

10.13(2)	Restricted Stock Grant Agreement with Patrick J. Sullivan dated as of October 22, 2007.

10.14(2)	Separation and Release Agreement with Daniel J. Levangie dated as of October 22, 2007.

10.15(2)	Hologic’s Senior Executive Short-Term Incentive Plan.

10.16(2)	Amendment No. 1 to Second Amended and Restated 1999 Equity Incentive Plan.

10.17(2)	Amendment No. 2 to Second Amended and Restated 1999 Equity Incentive Plan.

10.18(2)	Restricted Stock Grant Agreement with Patrick J. Sullivan dated as of October 22, 2007.

14.1(2)	Code of Ethics for Senior Financial Officers.

99.1(2)	Press Release issued by Hologic on October 22, 2007.

(1)	Filed herewith.
(2)	Previously furnished with the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2007.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 23, 2007	HOLOGIC, INC.

	By:	/s/ Glenn P. Muir
Glenn P. Muir, Chief Financial Officer, Executive Vice President, Finance and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

3.1(2)	Certificate of Amendment to Certificate of Incorporation of Hologic.

3.2(1)	Second Amended and Restated Bylaws of Hologic.

4.1(2)	Indenture dated March 22, 2004 by and between Cytyc and U.S. Bank Trust National Association, as trustee thereunder.

4.2(2)	First Supplemental Indenture dated October 22, 2007 by and among Cytyc, Hologic and U.S. Bank Trust National Association, as trustee thereunder.

10.1(1)	Credit and Guaranty Agreement dated as of October 22, 2007 among Hologic and its domestic subsidiaries, excluding the subsidiaries which are Massachusetts securities corporations, with Goldman Sachs Credit Partners L.P. and Banc of America Securities LLC, as Joint Lead Arrangers; Bank of America, N.A., as Syndication Agent; Goldman Sachs Credit Partners L.P., as Administrative Agent and Collateral Agent; and Citicorp North America, Inc., JPMorgan Chase Bank, N.A., RBS Citizens, National Association and Fifth Third Bank, an Ohio Corporation, as Co-Documentation Agents, and each lender from time to time party thereto.

10.2(2)	Pledge and Security Agreement among Hologic, Goldman Sachs Credit Partners L.P., as Collateral Agent thereunder and the other parties therein named dated as of October 22, 2007.

10.3(2)	Open End Mortgage Deed, Security Agreement, Assignment of Rents and Leases and Fixture Filing for 36 Apple Ridge Road, Danbury, Connecticut dated as of October 22, 2007.

10.4(2)	Open End Mortgage Deed, Security Agreement, Assignment of Rents and Leases and Fixture Filing for 37 Apple Ridge Road, Danbury, Connecticut dated as of October 22, 2007.

10.5(2)	Mortgage, Security Agreement, Assignment of Rents and Leases and Fixture Filing for 35 Crosby Drive, Bedford, Massachusetts dated as of October 22, 2007.

10.6(2)	Office Lease dated December 31, 2003 between Cytyc Corporation and Marlborough Campus Limited Partnership.

10.7(2)	Lease Guaranty dated October 22, 2007 between Bel Marlborough I LLC and Hologic, as guarantor thereunder.

10.8(2)	Form of Indemnification Agreement for Directors and Certain Officers of Hologic.

10.9(2)	Form of Restricted Stock Agreement.

10.10(2)	Second Retention Agreement with Robert A. Cascella dated as of October 22, 2007.

10.11(2)	Amended and Restated Retention and Severance Agreement with Patrick J. Sullivan dated as of August 17, 2007 and effective on October 22, 2007.

10.12(2)	Amended and Restated Change of Control Agreement with Patrick J. Sullivan dated as of August 17, 2007 and effective on October 22, 2007.

EXHIBIT NO.	DESCRIPTION

10.13(2)	Restricted Stock Grant Agreement with Patrick J. Sullivan dated as of October 22, 2007.

10.14(2)	Separation and Release Agreement with Daniel J. Levangie dated as of October 22, 2007.

10.15(2)	Hologic’s Senior Executive Short-Term Incentive Plan.

10.16(2)	Amendment No. 1 to Second Amended and Restated 1999 Equity Incentive Plan.

10.17(2)	Amendment No. 2 to Second Amended and Restated 1999 Equity Incentive Plan.

10.18(2)	Restricted Stock Grant Agreement with Patrick J. Sullivan dated as of October 22, 2007.

14.1(2)	Code of Ethics for Senior Financial Officers.

99.1(2)	Press Release issued by Hologic on October 22, 2007.

(1)	Filed herewith.
(2)	Previously furnished with the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 22, 2007.